UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2026

Thunder Bridge Capital Partners V, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43446	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9912 Georgetown Pike, Suite D203 Great Falls, Virginia	22066
(Address of Principal Executive Offices)	(Zip Code)

(202) 431-0507

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TBCVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TBCV	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	TBCVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2026, Thunder Bridge Capital Partners V, Ltd. (the “Company”) consummated its initial public offering (the “IPO”) of 30,015,000 units (the “Units”), including 3,915,000 Units issued pursuant to the full exercise by the underwriter of its over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), of the Company and one-third of one redeemable public warrant (the “Warrants”). Each whole Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,150,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-296759) (the “Registration Statement”):

●	an Underwriting Agreement, dated August 12, 2026 (the “Underwriting Agreement”), between the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative of the underwriters named therein (the “Underwriters”), attached hereto as Exhibit 1.1 and incorporated herein by reference;

●	Amended and Restated Memorandum and Articles of Association of the Company, attached hereto as Exhibit 3.1 and incorporated herein by reference;

●	a Warrant Agreement, dated August 12, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, attached hereto as Exhibit 4.1 and incorporated herein by reference;

●	an Investment Management Trust Agreement, dated August 12, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.1 and incorporated herein by reference;

●	a Letter Agreement, dated as of August 12, 2026, by and between the Company and TBCP V, LLC (the “Sponsor”), attached hereto as Exhibit 10.2 and incorporated herein by reference;

●	Letter Agreements, dated as of August 12, 2026, by and between the Company and each of its officers and directors, the form of which is attached hereto as Exhibit 10.3 and incorporated herein by reference;

●	a Registration Rights Agreement, dated August 12, 2026, among the Company, the Sponsor, Cantor and certain security holders named therein, attached hereto as Exhibit 10.4 and incorporated herein by reference;

●	a Private Placement Unit Purchase Agreement, dated August 12, 2026, between the Company and the Sponsor (the “Sponsor Private Placement Unit Purchase Agreement”), attached hereto as Exhibit 10.5 and incorporated herein by reference;

●	a Private Placement Unit Purchase Agreement, dated August 12, 2026, between the Company and Cantor (the “Cantor Private Placement Unit Purchase Agreement” and together with the Sponsor Private Placement Unit Purchase Agreement, the “Private Placement Unit Purchase Agreements”), attached hereto as Exhibit 10.6 and incorporated herein by reference;

●	an Administrative Services Agreement, dated August 12, 2026, between the Company and an affiliate of the Sponsor, attached hereto as Exhibit 10.7 and incorporated herein by reference;

●	an Advisory Services Agreement, dated August 12, 2026, between the Company and Thunder Bridge Capital, LLC, attached hereto as Exhibit 10.8 and incorporated herein by reference; and

●	Indemnity Agreements, dated August 12, 2026, between the Company and each of its directors and officers, the form of which is attached hereto as Exhibit 10.9 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreements, the Company completed the private sale of an aggregate of 747,000 private placement units (the “Private Placement Units”) to the Sponsor and Cantor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of approximately $7,470,000. The Private Placement Units are identical to the Units sold in the IPO, subject to certain limited exceptions, and will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2026, in connection with the IPO, David Burg, Mary Anne Gillespie, Stewart J. Paperin and Allerd D. Stikker (together with Gary A. Simanson, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective August 12, 2026, each of Ms. Gillespie and Messrs. Paperin and Stikker was also appointed to the audit committee of the Board, with Mr. Stikker serving as the chair of the audit committee. Effective August 12, 2026, each of Mr. Paperin and Ms. Gillespie was also appointed to the compensation committee of the Board, with Ms. Gillespie serving as the chair of the compensation committee. Effective August 12, 2026, each of Ms. Gillespie and Messrs. Paperin and Stikker was also appointed to the nominating and corporate governance committee of the Board, with Mr. Stikker serving as the chair of the nominating and corporate governance committee.

Each of our Directors will hold office for a three-year term.

The Company has entered into indemnity agreements with the Directors, Chief Executive Officer and Chief Financial Officer, each dated August 12, 2026. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2026, the Company filed its Amended and Restated Memorandum and Articles of Association in the Cayman Islands. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $300,150,000, comprised of proceeds from the IPO and the sale of the Private Placement Units, was placed into a segregated trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us for permitted withdrawals and to pay certain taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) our completion of an initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of our public shares if we have not completed an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 12, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, which occurred on August 12, 2026. On August 14, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated August 12, 2026, between the Company and Cantor Fitzgerald & Co., as representative of the underwriters named therein.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated August 12, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Investment Management Trust Agreement, dated August 12, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Letter Agreement, dated August 12, 2026, between the Company and TBCP V, LLC.
10.3	Form of Letter Agreement, dated August 12, 2026, between the Company and each of its officers and directors.
10.4	Registration Rights Agreement, dated August 12, 2026, among the Company, TBCP V, LLC, Cantor Fitzgerald & Co. and certain security holders named therein.
10.5	Private Placement Unit Purchase Agreement, dated August 12, 2026, between the Company and TBCP V, LLC.
10.6	Private Placement Unit Purchase Agreement, dated August 12, 2026, between the Company and Cantor Fitzgerald & Co.
10.7	Administrative Services Agreement, dated August 12, 2026, between the Company and an affiliate of TBCP V, LLC.
10.8	Advisory Services Agreement, dated August 12, 2026, between the Company and Thunder Bridge Capital, LLC.
10.9	Form of Indemnity Agreement, dated August 12, 2026, between the Company and each of its officers and directors.
99.1	Press Release dated August 12, 2026.
99.2	Press Release dated August 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Bridge Capital Partners V, Ltd.

Date: August 14, 2026	By:	/s/ Gary A. Simanson
	Name:	Gary A. Simanson
	Title:	Chief Executive Officer

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